UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    August  15, 2012

SOUND FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

United States	000-52889	26-0776123
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2005 5th Avenue, Second Floor, Seattle, Washington	98121
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (206) 448-0884

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Sound Financial, Inc. (“the Registrant”) held its annual meeting of shareholders on August 15, 2012.  Holders of record of the Registrant’s common stock at the close of business on June 22, 2012, were entitled to vote on six proposals at the annual meeting.  The final voting results of each proposal are set forth below.

Proposal 1 –Plan of Conversion and Reorganization

The Registrant’s shareholders approved the Plan of Conversion and Reorganization as described in the proxy statement/prospectus dated July 9, 2012.

	Votes of Shareholders Excluding Sound Community MHC	Votes of Shareholders Including Sound Community MHC

For	912,002	2,533,437
Against	70,835	70,835
Abstain	8,400	8,400
Broker Non-Votes	291,121	291,121

Proposal 2 – Election of Directors

The Registrant’s shareholders approved the election of Laura Lee Stewart, Debra Jones and Rogelio Riojas as directors of the Registrant for a term to expire in the year 2015.

	Laura Lee Stewart	Debra Jones	Rogelio Riojas

For	2,594,416	2,595,106	2,580,493
Withheld	18,256	17,566	32,179
Broker Non-Vote	291,121	291,121	291,121

Proposal 3 – Ratification of Independent Registered Public Accounting Firm

The Registrant’s shareholders approved the ratification of the appointment of Moss Adams LLP as the Registrant’s independent registered public accounting firm for the year ending December 31, 2012.

Number of Votes
For	2,826,424
Against	60,792
Abstain	16,577
Broker Non-Votes	-

Proposal 4 – Adjournment of Annual Meeting

The Registrant’s shareholders approved the proposal providing for the adjournment of the annual meeting, if necessary, to solicit additional proxies in the event that there were not sufficient votes at the time of the annual meeting to approve the Plan of Conversion and Reorganization.

Number of Votes
For	2,819,093
Against	70,072
Abstain	14,628
Broker Non-Votes	-

Proposals 5a and 5b – Informational Proposals

5a. The Registrant’s shareholders approved a provision in Sound Financial Bancorp, Inc.’s articles of incorporation requiring a supermajority vote of shareholders to approve certain amendments to Sound Financial Bancorp, Inc.’s articles of incorporation.

Number of Votes
For	2,331,344
Against	262,803
Abstain	18,525
Broker Non-Votes	291,121

5b.  The Registrant’s shareholders approved a provision in Sound Financial Bancorp, Inc.’s articles of incorporation to limit the voting rights of shares beneficially owned in excess of 10% of Sound Financial Bancorp, Inc.’s outstanding voting stock.

Number of Votes
For	2,328,544
Against	274,253
Abstain	9,875
Broker Non-Votes	291,121

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUND FINANCIAL, INC.

Date:	August 17, 2012	By:	/s/ Laura Lee Stewart
Laura Lee Stewart